UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 8, 2026
General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

1 Neumann Way,	Evendale,	OH		45215
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (513) 243-2000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2026, the Board of Directors (the “Board”) of General Electric Company, operating as GE Aerospace (the “Company”), elected Judson Althoff to the Board, effective June 24, 2026. In connection with this change, the Board will increase its size to accommodate the election of Mr. Althoff. A copy of the press release announcing Mr. Althoff’s election to the Board is attached as Exhibit 99.1 and incorporated herein by reference.

The Board has determined that Mr. Althoff is an independent director under the New York Stock Exchange listing standards and the Company's independence guidelines, as set forth in the Board’s Governance Principles.

Mr. Althoff will participate in the compensation and benefit program for the Company’s independent directors, which is described on page 24 of the Company’s Proxy Statement for its Annual Meeting of Shareholders held on May 5, 2026, which was filed with the Securities and Exchange Commission on March 12, 2026.

The Board has not yet appointed Mr. Althoff to any Board committees.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press release, dated June 11, 2026, issued by GE Aerospace.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-looking statements
This document contains "forward-looking statements" - that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see https://www.geaerospace.com/investor-relations/important-forward-looking-statement-information as well as our annual reports on Form 10-K and quarterly reports on Form 10-Q. We do not undertake to update our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: June 11, 2026	/s/ Brandon Smith
Brandon Smith Vice President, Chief Corporate, Securities & Finance Counsel

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